The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.64	$0.54	$0.97	$0.80	$1.08	$0.45	$0.44	$0.73
Diluted weighted average # of shares outstanding(a)	376.2	375.9	372.0	367.9	363.3	356.0	354.3	353.2
Total Net Sales	$2,440	$2,251	$2,379	$2,139	$2,488	$2,106	$2,163	$1,674
Gross Margin	$521	$415	$579	$419	$608	$335	$356	$237
As % of Sales	21%	18%	24%	20%	24%	16%	17%	14%
SG&A	88	84	91	100	89	77	95	90
Consolidated Foreign Currency Gain/(Loss)	(39)	27	47	45	(16)	(49)	(41)	88
Effective Tax Rate(b)	25%	27%	7%	9%	16%	6%	(10)%	(13)%
Net Income	$248	$202	$361	$295	$391	$160	$155	$257
As % of Sales	10%	9%	15%	14%	16%	8%	7%	15%
EBITDA(c)
Potash	$281	$158	$316	$283	$341	$141	$188	$161
Phosphate	309	275	261	282	358	252	148	119
International Distribution	18	32	24	6	13	47	17	—
Corporate and Other(d)	(13)	(2)	(36)	(71)	(10)	(14)	37	70
Consolidated EBITDA(c)	$595	$463	$565	$500	$702	$426	$390	$350
Short-term debt	$13	$—	$14	$10	$27	$18	$26	$42
Current maturities of long-term debt	1	41	41	41	57	42	42	42
Long-term debt, less current maturities	3,013	3,774	3,778	3,775	3,762	3,738	3,769	3,774
Cash & cash equivalents	2,367	2,971	2,375	2,517	2,210	1,285	1,276	1,058
Net	$660	$844	$1,458	$1,309	$1,636	$2,513	$2,561	$2,800
Cash flow from operations	$789	$376	$347	$729	$603	$173	$302	$266
Cash flow from investments	(360)	(158)	(586)	(183)	(343)	(823)	(400)	(274)
Cash flow from financing	(568)	436	(284)	(300)	(597)	(115)	120	(280)
Effect of exchange rate changes on cash	15	(50)	(73)	(103)	30	(160)	(31)	69
Net cash flow	$(124)	$604	$(596)	$143	$(307)	$(925)	$(9)	$(219)
Cash dividends paid	$(95)	$(94)	$(94)	$(91)	$(98)	$(98)	$(97)	$(96)
Operating Earnings
Potash	$189	$69	$229	$204	$259	$66	$113	$86
Phosphates	219	188	157	190	259	157	47	18
International Distribution	16	30	22	3	8	44	14	(4)
Corporate and Other(d)	(21)	(10)	(43)	(78)	(16)	(21)	30	64
Consolidated Operating Earnings	$403	$277	$365	$319	$510	$246	$204	$164
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)	2,637	2,176	2,392	2,297	2,788	2,049	2,212	2,206
Realized average DAP price/tonne(f)	$465	$463	$447	$458	$450	$451	$410	$355
Revenue	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031	$909
Segment Gross Margin	$271	$236	$231	$222	$296	$199	$121	$65
As % of Sales	20%	21%	19%	19%	21%	19%	12%	7%
Potash
Sales volumes ('000 tonnes)(e)	2,500	1,808	2,309	2,027	2,342	1,626	1,931	1,546
Realized average MOP price/tonne(f)	$267	$291	$295	$288	$280	$265	$254	$207
Revenue	$762	$593	$763	$653	$730	$492	$572	$394
Segment Gross Margin (excluding CRT)(g)	$271	$200	$375	$320	$350	$156	$211	$116
As % of Sales	36%	34%	49%	49%	48%	32%	37%	30%
International Distribution
Sales volumes ('000 tonnes)	1,185	1,398	1,113	976	1,477	2,046	1,478	1,268
Realized average Blend price/tonne(f)	$452	$481	$427	$444	$427	$400	$407	$365
Revenue	$542	$684	$516	$439	$637	$825	$605	$467
Segment Gross Margin	$34	$51	$41	$21	$29	$61	$38	$12
As % of Sales	6%	7%	8%	5%	4%	7%	6%	3%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$435	$371	$467	$351	$372	$250	$364	$242
International	327	222	296	302	358	242	208	152
Net Sales	$762	$593	$763	$653	$730	$492	$572	$394
Cost of Goods Sold	536	439	436	411	435	395	417	296
Gross Margin	$226	$154	$327	$242	$295	$97	$155	$98
As % of Sales	30%	26%	43%	37%	40%	20%	27%	25%
Canadian resource taxes	45	46	48	78	55	59	56	18
Gross Margin (excluding CRT)(g)	$271	$200	$375	$320	$350	$156	$211	$116
As % of Sales	36%	34%	49%	49%	48%	32%	37%	30%
Freight included in revenue & cost of goods sold (in millions)(h)	$57	$51	$69	$47	$47	$34	$56	$46
Net sales less freight	$705	$542	$694	$606	$683	$458	$516	$348
Cost of Goods Sold less freight	$479	$388	$367	$364	$388	$361	$361	$250
Segment Operating Earnings	$189	$69	$229	$204	$259	$66	$113	$86
Depreciation, Depletion and Amortization	92	89	87	79	82	75	75	75
EBITDA(c)	$281	$158	$316	$283	$341	$141	$188	$161
Cost of Goods Sold Detail (in millions)
COGS additional detail
Canadian resource taxes	$45	$46	$48	$78	$55	$59	$56	$18
Royalties	7	6	8	11	9	7	6	6
Brine Inflow Expenses	46	44	47	44	45	37	39	37
Depreciation, Depletion and Amortization	92	89	87	79	82	75	75	75
Total	$190	$185	$190	$212	$191	$178	$176	$136
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(e)	879	696	912	572	641	419	794	650
Crop Nutrients International(e)	1,427	919	1,228	1,248	1,544	1,041	991	749
Non-Agricultural	194	193	169	207	157	166	146	147
Total(e)	2,500	1,808	2,309	2,027	2,342	1,626	1,931	1,546
Production Volumes ('000 tonnes)
Production Volume	2,044	1,666	2,584	2,451	2,362	1,749	1,850	2,018
Operating Rate(i)	76%	62%	91%	93%	90%	67%	70%	77%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(f)(j)	$308	$344	$355	$362	$345	$293	$264	$184
MOP - International(f)	$225	$232	$239	$245	$244	$236	$227	$195
MOP - Average(f)(k)	$267	$291	$295	$288	$280	$265	$254	$207
Brine inflow cost/production tonne	$23	$26	$18	$18	$19	$21	$21	$18
Cash COGS/sales tonne	$134	$137	$97	$97	$103	$135	$116	$98
EBITDA(c)/sales tonne(l)	$112	$87	$137	$140	$146	$87	$97	$104
Potash CAPEX (in millions)	$94	$92	$141	$95	$88	$119	$130	$113

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$725	$636	$714	$683	$705	$570	$809	$597
International	608	497	498	489	680	462	222	312
Net Sales	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031	$909
Cost of Goods Sold	1,062	897	981	950	1,089	833	910	844
Gross Margin	$271	$236	$231	$222	$296	$199	$121	$65
As % of Sales	20%	21%	19%	19%	21%	19%	12%	7%
Freight included in revenue & cost of goods sold (in millions)	$100	$88	$103	$82	$98	$79	$84	$82
Net sales less freight	$1,233	$1,045	$1,109	$1,090	$1,287	$953	$947	$827
Cost of Goods Sold less freight	$962	$809	$878	$868	$991	$754	$826	$762
Segment Operating Earnings	$219	$188	$157	$190	$259	$157	$47	$18
Depreciation, Depletion and Amortization	93	91	97	94	99	96	101	99
Equity Earnings (Loss)	(3)	(4)	7	(2)	—	(1)	—	2
EBITDA(c)	$309	$275	$261	$282	$358	$252	$148	$119
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	948	805	837	951	895	709	1,049	951
International - DAP/MAP(e)	1,040	878	882	754	1,224	819	595	656
MicroEssentials®(e)	481	357	502	440	516	389	437	468
Feed and Other	168	136	171	152	153	132	131	131
Total	2,637	2,176	2,392	2,297	2,788	2,049	2,212	2,206
Production Volumes ('000 tonnes)
Total tonnes produced(m)	2,458	2,480	2,364	2,299	2,504	2,434	2,226	2,205
Operating Rate	84%	85%	81%	79%	86%	83%	76%	75%
Realized prices ($/tonne)
DAP (FOB plant)(f)	$465	$463	$447	$458	$450	$451	$410	$355
Realized costs ($/tonne)
Ammonia (tonne)(n)	$473	$508	$544	$519	$417	$418	$404	$370
Sulfur (long ton)(o)	$128	$148	$154	$145	$161	$151	$146	$130
Blended rock	$68	$60	$58	$61	$61	$61	$60	$60
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$557	$547	$625	$497	$462	$454	$412	$322
Sulfur (long ton)(q)	$131	$135	$131	$141	$135	$136	$115	$98
Natural Gas(r)	$4.6	$4.0	$3.9	$2.8	$2.7	$2.7	$2.2	$2.0
Full production conversion cost/production tonne	$87	$82	$90	$91	$83	$89	$100	$90
EBITDA(c)/sales tonne(l)	$117	$126	$109	$123	$128	$123	$67	$54
Phosphates CAPEX (in millions)	$104	$85	$98	$129	$128	$118	$153	$112

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$542	$684	$516	$439	$637	$825	$605	$467
Cost of Goods Sold	508	633	475	418	608	764	567	455
Gross Margin	$34	$51	$41	$21	$29	$61	$38	$12
As % of Sales	6%	7%	8%	5%	4%	7%	6%	3%
Per tonne	$29	$36	$37	$21	$19	$30	$26	$9
SG&A and Other Operating Expenses	$18	$21	$19	$18	$21	$17	$24	$16
Segment Operating Earnings	$16	$30	$22	$3	$8	$44	$14	$(4)
Depreciation, Depletion and Amortization	2	2	2	3	5	3	3	4
EBITDA(c)	$18	$32	$24	$6	$13	$47	$17	$—
Operating Data
Sales volumes ('000 tonnes)
Total	1,185	1,398	1,113	976	1,477	2,046	1,478	1,268
Realized prices ($/tonne)
Average selling price (FOB destination)(s)	$452	$481	$456	$444	$427	$400	$407	$365
Purchases ('000 tonnes)
DAP/MAP from Mosaic	290	331	214	138	363	349	137	167
MicroEssentials® from Mosaic	168	83	56	125	198	155	11	101
Potash from Mosaic/Canpotex	484	261	334	249	769	556	464	360
International Distribution CAPEX (in millions)	$11	$7	$9	$4	$6	$4	$9	$5
Working Capital (in millions)(t)	$188	$184	$186	$145	$149	$105	$109	$84
EBITDA(c)/sales tonne(l)	$15	$23	$22	$6	$9	$23	$12	$—

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(197)	$(159)	$(112)	$(125)	$(265)	$(243)	$(45)	$(96)
Cost of Goods Sold	(187)	(133)	(92)	(60)	(253)	(222)	(87)	(158)
Gross Margin (loss)	$(10)	$(26)	$(20)	$(65)	$(12)	$(21)	$42	$62
Elimination of profit in inventory income (loss) included in COGS	$(29)	$3	$18	$(18)	$(34)	$12	$50	$18
Unrealized gain (loss) on derivatives included in COGS	$26	$(23)	$(31)	$(38)	$27	$(22)	$1	$53
Segment Operating Earnings (Loss)	$(21)	$(10)	$(43)	$(78)	$(16)	$(21)	$30	$64
Depreciation, Depletion and Amortization	7	8	7	6	5	7	7	6
Equity Earnings (Loss)	1	—	—	1	1	—	—	—
EBITDA(c)	$(13)	$(2)	$(36)	$(71)	$(10)	$(14)	$37	$70

Footnotes

(a)	For Q2 2014 through Q4 2014, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(b)
Includes a discrete income tax benefit of approximately $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014, $28 million in Q1 2015, $10 million in Q2 2015, $3 million in Q3 2015, $6 million in Q4 2015 and $64 million in Q1 2016.

(c)
The Company defines EBITDA as operating earnings plus depreciation, depletion and amortization plus equity earnings in nonconsolidated companies. EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). A reconciliation of EBITDA to the nearest comparable GAAP measure and an explanation of why we include EBITDA appear below under "Non-GAAP Reconciliation".

(d)	Includes elimination of intersegment sales.

(e)	Sales volumes include intersegment sales.

(f)	FOB Plant, sales to unrelated parties.

(g)
Gross margin, excluding CRT, a non-GAAP financial measure, is calculated as GAAP gross margin less Canadian resource taxes (CRT). Because not all companies use identical calculations, investors should consider that the Company’s calculation may not be comparable to other similarly titled measures presented by other companies. Gross margin excluding CRT provides a measure that we believe enhances the reader’s ability to compare our gross margin with that of other peer companies that incur CRT expense and classify it in a manner differently than we do in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, our management believes that our presentation of gross margin, excluding CRT for Potash affords them greater transparency in assessing our financial performance against competitors. When measuring the performance of our Potash business, our management regularly utilizes gross margin before CRT. Gross margin excluding CRT should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of gross margin, excluding CRT to GAAP gross margin is included in the Company’s earnings news release dated May 4, 2016.

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(j)	This price excludes industrial and feed sales.

(k)	This price includes industrial and feed sales.

(l)	Calculated as EBITDA divided by sales tonnes.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).

(s)	Average price of all products sold by International Distribution.

(t)	Calculated as current assets less current liabilities for the International Distribution segment.

Note: MOP production costs are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
EBITDA is provided to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  EBITDA should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance.  Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  A reconciliation of net income to EBITDA is included below.

(in millions)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Potash EBITDA(c)	$281	$158	$316	$283	$341	$141	$188	$161
Phosphates EBITDA(c)	309	275	261	282	358	252	148	119
ID EBITDA(c)	18	32	24	6	13	47	17	—
Corporate EBITDA(c)	(13)	(2)	(36)	(71)	(10)	(14)	37	70
Consolidated EBITDA(c)	$595	$463	$565	$500	$702	$426	$390	$350
Consolidated Foreign Currency Gain/(Loss)	(39)	27	47	45	(16)	(49)	(41)	88
Consolidated Gain (Loss) in Value of Share Repurchase Agreement	(5)	5	—	—	—	—	—	—
Consolidated Interest Income/(Expense)	(25)	(25)	(31)	(31)	(24)	(24)	(19)	(26)
Consolidated Depreciation, Depletion & Amortization	(194)	(190)	(193)	(182)	(191)	(181)	(186)	(184)
Consolidated Non-Controlling Interest	—	(1)	(1)	—	—	(1)	—	—
Consolidated (Provision from)/Benefit for Income Taxes	(83)	(78)	(27)	(31)	(73)	(10)	14	29
Consolidated Other Income (Expense)	(1)	1	1	(6)	(7)	(1)	(3)	—
Consolidated Net Income	$248	$202	$361	$295	$391	$160	$155	$257

Cash COGS/sales tonne is defined for the Potash segment as Cost of Goods Sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is a non-GAAP financial measure provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  Since Cash COGS/sales tonne is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, it may, as presented, not be comparable to other similarly titled measures of other companies.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is included below.

(in millions, except sales tonnes)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Cash COGS/sales tonne	$134	$137	$97	$97	$103	$135	$116	$98
Sales tonnes (in thousands)	2,500	1,808	2,309	2,027	2,342	1,626	1,931	1,546
Cash Cost of Goods Sold	$335	$247	$224	$196	$242	$220	$224	$151
Potash Depreciation, Depletion & Amortization	92	89	87	79	82	75	75	75
Royalties	7	6	8	11	9	7	6	6
Canadian resource taxes	45	46	48	78	55	59	56	18
Freight included in revenue & cost of goods sold (in millions)(g)	57	51	69	47	47	34	56	46
Potash Cost of Goods Sold	$536	$439	$436	$411	$435	$395	$417	$296